UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2015

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On November 19, 2015, the Board of Directors (the “Board”) of CSG Systems International, Inc. (“CSG” or the “Company”) made certain changes to the employment agreements with certain of its executive officers to conform with what the Company believes are current market conditions, as outlined below.

Amended and Restated Employment Agreements

On November 19, 2015, CSG entered into amended and restated employment agreements with its executive officers Bret C. Griess, Randy R. Wiese, and Joseph T. Ruble, which include the following key terms:

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A “clawback” provision has been included in each of the employment agreements that authorizes CSG, in certain cases, to reduce or cancel, or require the recovery of, an executive officer’s annual bonus or long-term incentive compensation award, or portions thereof, if the Board determines that the executive officer has engaged in intentional misconduct that has led to a material misstatement of the Company’s financial statements.  If the Board imposes such a clawback, the executive officer shall be entitled to be present and represented by his own legal counsel at any meeting of the Board at which such clawback is proposed to be acted upon.

•	The terms of the provisions for potential benefits upon termination without cause both before and after a change in control have been amended. The primary changes are as follows:

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The calculation of the benefits to be received upon the executive’s termination without cause before a change in control was modified to reflect an average of the executive’s annual compensation over the three previous years of employment with the Company.   Previously, the calculation of such benefits was tied to a multiple of the executive’s base annual salary.

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The calculation of the benefits to be received upon the executive’s termination without cause after a change in control was modified to limit such benefits to an amount that does not exceed the excise tax threshold limits specified under Section 280G of the Internal Revenue Code of 1986 (“Section 280G”).  Previously, such benefits had no limitations, and the executive had the right to income tax “gross-ups” by the Company for any excise taxes that the executive may have occurred under Section 280G from the receipt of such benefits.

A copy of the Amended and Restated Employment Agreements with each of Randy R. Wiese, Joseph T. Ruble, and Bret C. Griess, dated November 19, 2015, are attached hereto as Exhibit10.47B, 10.49B, and 10.51A, respectively, and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.47B	Amended and Restated Employment Agreement with Randy R. Wiese dated November 19, 2015
10.49B	Amended and Restated Employment Agreement with Joseph T. Ruble dated November 19, 2015
10.51A	Amended and Restated Employment Agreement with Bret C. Griess dated November 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2015

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Rolland B. Johns
Rolland B. Johns,
Chief Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

10.47B	Amended and Restated Employment Agreement with Randy R. Wiese dated November 19, 2015
10.49B	Amended and Restated Employment Agreement with Joseph T. Ruble dated November 19, 2015
10.51A	Amended and Restated Employment Agreement with Bret C. Griess dated November 19, 2015

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